SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 31, 2004

                                   ----------


                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)




               Delaware                    024996               13-3645702
    (State or other jurisdiction of    (Commission file      (I.R.S. employer
     incorporation or organization)        number)          identification no.)




             805 Third Avenue,
          New York, New York 10022                                   10022
 (Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (212) 271-7640





         (Former name or former address, if changed since last report.)

ITEM 5.  Other Events and Regulation FD Disclosure

      On March 31, 2004, the Registrant announced a restructuring of its senior management. Mr. G. Michael Cassidy was appointed Chairman and President of the Registrant, Mr. Thomas Stallings was appointed the Chief Executive Officer of the Registrant and Mr. Arthur R. Medici was appointed the Chief Operating Officer of the Registrant, with management responsibility for sales and marketing. Messrs. Walter M. Psztur and David Hubbard remain the Registrant's Chief Financial Officer and Chief Technology Officer, respectively, and Mr. Tom Roan, previously Vice President of Sales and Marketing, will become Registrant's Director of Sales for the Northeastern Region.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

          None

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2004

                                    INTERNET COMMERCE CORPORATION



                                    By: /s/ Walter M. Psztur
                                       -------------------------------
                                       Walter M. Psztur
                                       Chief Financial Officer